Exhibit 99.15

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Bank of America, N.A. The review included a total of 303 newly originated residential mortgage loans, in connection with the securitization identified as OBX 2023-J2 (the “Securitization”. Credit, Compliance, and Data Integrity reviews were performed on a population of 284 loans. Credit, Compliance, Data Integrity, and Title and Lien reviews were performed on a population of 19 loans. The Review was conducted from December 2022 through September 2023 on mortgage loans originated between November 2021 and September 2023.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List

ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (303 loans in total):

Two (2) loans had a Secondary Appraisal, ninety-five (95) loans had an AVM, and one hundred forty-four (144) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, had a confidence score less than 90, or was inconclusive, then a Field Review or a 2nd Appraisal (Secondary Appraisal or Exterior Only Appraisal)   was completed. There were eight (8) occurrences of this, all of which supported value.

If a PIW was present (36 loans), then an AVM (34) or an Exterior Only Appraisal (9) was completed. In all instances, value was supported by either the AVM or Exterior Only Appraisal.

One (1) loan had a Second Desk Review, and zero (0) loans had a Full Appraisal Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three-hundred three (303) mortgage loans reviewed, one-hundred seventeen (117) unique mortgage loans (38.61% by loan count) had a total of one hundred seventy-nine (179) discrepancies across eighteen (18) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Originator DTI	44	24.58%
Escrow Indicator	44	24.58%
Original PI Payment	22	12.29%
Original Loan Amount	19	10.61%
Channel	14	7.82%
Rate Lock Date	8	4.47%
Origination Date	5	2.79%
UW FICO Utilized	4	2.23%
Original PITI Payment	4	2.23%
Original LTV	3	1.68%
Original CLTV	3	1.68%
Property Address	2	1.12%
Property City	2	1.12%
Original Collateral Value	1	0.56%
Borrower First Name	1	0.56%
Occupancy	1	0.56%
Borrower Last Name	1	0.56%
Closing Date	1	0.56%
Grand Total	179	100.00%

TITLE AND LIEN REVIEW RESULTS SUMMARY

Nineteen (19) loans within the population had Title and Lien reviews, of which, none were found to have defects that could impact current lien position.

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	235	$169,593,108.00	77.56%
Event Grade B	68	$36,138,047.00	22.44%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	303	$205,731,155.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	301	99.34%
Event Grade B	2	0.66%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	303	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	270	89.11%
Event Grade B	33	10.89%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	303	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	267	88.12%
Event Grade B	36	11.88%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	303	100.00%

OBX 2023-J2 Due Diligence Narrative Report	Page | 1	October 3, 2023

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
	A	HMDA Data Tape Not Provided	303
		HMDA Discrepancy(s) Noted	67
		Borrower Liabilities Verification Indicator is Partial	55
		Borrower Income Verification does not match Approval	20
		Fraud Report Missing	18
		DTI Exceeds AUS Maximum Allowable	12
		AUS is Partial	12
		Housing history does not meet guidelines	8
		Asset Documents are Incomplete	8
		Fraud Report Shows Uncleared Alerts	6
		Hazard Insurance Coverage is Not Sufficient.	4
		Signed 4506t is missing	4
		Initial Loan Application is Missing	3
		Fraud Report is Only Partially Available	3
		Trust Documentation Missing or Incomplete	3
		Hazard Insurance Effective Date is after the Note Date	3
		Borrower Employment Verification does not meet guidelines	3
		Fully Executed Purchase Contract is Partial	3
		Note Document Indicator is Partial	2
		ULI Number on URLA does not match ULI Number provided by the Lender	2
		CoBorrower Income Verification does not match Approval	2

OBX 2023-J2 Due Diligence Narrative Report	Page | 2	October 3, 2023

		Title Policy is Partial	2
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	1
		OFAC Check was not completed/Cleared.	1
		Fully Executed Purchase Contract is Missing	1
		All Interested Parties Not Checked against Exclusionary Lists	1
		Borrower Employment Verification Level is missing	1
		CoBorrower Liabiliities Verified Indicator is Missing	1
Credit		Liquid Reserves (Months) are less than AUS Minimum Required.	1
		Borrower 2 is missing signed 4506t.	1
		Occupancy Status	1
		Title Policy is Missing	1
		Executed HELOC closure letter not provided.	1
		Transmittal Summary is Missing	1
		CoBorrower Employment Verification Level is Missing	1
		CoBorrower Liabilities Verified Indicator is Partial	1
		Final Loan Application is Partial	1
		Condo Approval Missing	1
		CoBorrower Employment Verification does not meet guidelines	1
		Borrower Three Income Verification does not match Approval	1
		Total Credit Grade (A) Exceptions:	561
	B	DTI Exceeds AUS Maximum Allowable	1
		Borrower Employment Verification does not meet guidelines	1
		Total Credit Grade (B) Exceptions:	2

Compliance	A	Charges That Cannot Increase Test	22
		Reimbursement Amount Test	13
		Initial Closing Disclosure Delivery Date Test	13
		Charges That In Total Cannot Increase More Than 10% Test	9
		Initial Loan Estimate Delivery Date Test (from application)	8
		Consummation or Reimbursement Date Validation Test	6
		Lender Credits That Cannot Decrease Test	6
		RESPA Homeownership Counseling Organizations Disclosure Date Test	5
		Reimbursement Amount Validation Test	3
		Qualified Mortgage Lending Policy Points and Fees Test	3
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	3
		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	2
		Homeownership Counseling Disclosure is Missing	2
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	2
		TILA Finance Charge Test	2
		Bona Fide Discount Points Test	2
		Purchase Contract does not Match Final CD	2
		Affiliated Business Disclosure is Missing	2
		Evidence of Rate Lock Not Provided	2
		Originator NMLS is Not Active	2
		TRID Rate Lock Disclosure Delivery Date Test	1
		eSigned Documents Consent is Missing	1
		Security Instrument Indicator is Partial	1
		Home loan Toolkit is Missing	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		Intent to Proceed is Missing	1
		Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	1
		Late Fees Test	1
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
		DTI Provided Test	1
		Cal. Fin. Code § 4973(k) - Consumer Caution and Home Ownership Counseling Notice Disclosure was not provided	1
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	1
		Escrow Waiver Disclosure is Missing	1
		Reimbursement Date Test	1
		Vermont Mortgage Lender License Prohibited Fees Test	1
		Lender NMLS Status is Not Active	1
		O.C.G.A. § 7-6a-2(12)(G)(ii) - Attorney Preference Right to Choose Attorney disclosure was not provided	1
		Total Compliance Grade (A) Exceptions:	126
	B	Charges That Cannot Increase Test	12
		Affiliated Business Disclosure is Missing	9
		Home loan Toolkit is Missing	7
		Qualified Mortgage Safe Harbor Threshold	4
		NC RSHL Average Prime Offer Rate APR Threshold Exceeded	2
		Charges That In Total Cannot Increase More Than 10% Test	2
		Homeownership Counseling Disclosure is Missing	2
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Intent to Proceed is Missing	1
		Ark. Code Ann. § 23-53-103(6)(B)(ii)(h) - Attorney Preference or Right to Choose Attorney disclosure was not provided	1
		O.C.G.A. § 7-6a-2(12)(G)(ii) - Attorney Preference Right to Choose Attorney disclosure was not provided	1
		Total Compliance Grade (B) Exceptions:	42

Property	A	Third Party Valuation Product not Provided	177
		Third party AVM Confidence Score is less than 90%	32
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	11
		Third Party AVM to appraised value exceeds 10% allowable variance	10
		Origination Appraisal is Partial	3
		Third Party Desk Review variance to appraised value exceeds 10%	3
		Origination Appraisal is Missing	1
		Is Completion Certificate in file is No	1
		UCDP Summary Report is Missing	1
		The appraisal was completed "Subject To" and the Completion Certificate in file is incomplete.	1
		Third Party Exterior Only Appraisal variance to appraised value exceeds 10%	1
		Total Property Grade (A) Exceptions:	241
	B	Property Inspection Waiver Used at Origination	36
		Informational Only - Property Inspection Waiver used at origination.	31
		Total Property Grade (B) Exceptions:	67

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.